UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock FundsSM

BlackRock Advantage ESG U.S. Equity Fund (Formerly BlackRock Impact U.S. Equity Fund)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East

             52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2020

Date of reporting period: 05/31/2020

Item 1 – Report to Stockholders

MAY 31, 2020

2020 Annual Report

BlackRock FundsSM

•	BlackRock Advantage ESG U.S. Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were muted due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. We are encouraged by the strong coordinated monetary and fiscal response that is underway, both in the United States and abroad. However, there remains a risk that policy fatigue and recent improvements in economic indicators could lead lawmakers to retreat from needed stimulus measures too soon.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the path to recovery. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(2.10)%	12.84%
U.S. small cap equities (Russell 2000® Index)	(13.53)	(3.44)
International equities (MSCI Europe, Australasia, Far East Index)	(11.48)	(2.81)
Emerging market equities (MSCI Emerging Markets Index)	(9.69)	(4.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.73	1.84
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	11.55	15.87
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.40	9.42
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.52	3.87
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	1.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2020	BlackRock Advantage ESG U.S. Equity Fund

Investment Objective

BlackRock Advantage ESG U.S. Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

On September 18, 2019, the Board of Trustees of the BlackRock FundsSM approved a change in the name of the BlackRock Impact U.S. Equity Fund, effective as of December 2, 2019, to BlackRock Advantage ESG U.S. Equity Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2020, the Fund’s Institutional, Investor A and Class K Shares outperformed its benchmark, the Russell 3000® Index, while the Fund’s Investor C Shares underperformed the benchmark.

Investment Process

The Fund seeks to pursue its investment objective by investing in equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. The Fund’s investment adviser then constructs and rebalances the portfolio by integrating investment insights with the model-based optimization process. Certain of the investment insights relate to societal issues. The principal societal outcomes measured are environmental, social and governance (“ESG”) related, as evaluated by the investment adviser using BlackRock’s Systematic Active Equity ESG research.

What factors influenced performance?

The Fund performed well navigating a highly volatile market backdrop as equities experienced a sharp bifurcation with various return environments. At the beginning of the period and through the end of 2019, trade tensions and monetary policy actions were the main concerns for investors. Entering 2020, markets hit new highs in a strong risk-on rally through mid-February amid excitement for a phase-one trade deal between the United States and China. However, the spread of the coronavirus provided an inflection point, which prompted a steep market decline. Investor concerns mounted through broadly enforced economic shutdowns, as expectations of growth and employment were impacted. The speed of the selloff between mid-February and the last week of March resulted in one of the worst quarterly returns for U.S. equities on record as volatility hit levels last observed during the global financial crisis. As a result, policy makers stepped in with fiscal and monetary packages to support the market. With accommodative policies, expectations of gradual reopening and economic data that appeared to have troughed, equities rallied strongly in April and May.

The Fund’s sustainability or ESG-related metrics drove the outperformance for the period, as these tend to demonstrate resilience during market volatility. Insights in this space that focus on environmental data, such as water depletion and green house gas emissions, were top contributors during the period. Additionally, a recently added insight that identifies investor flows into ESG-related positions was one of the top-performing signals after successfully capturing an evolving investor preference for sustainability. Elsewhere, the portfolio’s fundamental quality insights outperformed given their defensive properties. The top-performing signals were quality measures that look toward company management across the energy and health care sectors. These included looking to identify potential management communication “spin” to the investor community. There were also pockets of outperformance among trend-based sentiment measures, which were broadly able to successfully identify the evolving marketplace, most notably alternative data sets which captured supply chain disruptions.

Despite demonstrating overall resilience during the period, select insights struggled. Certain macro-thematic insights struggled amid the highly evolving backdrop, including insights that look to job trends. Elsewhere, insights looking toward bond markets to gauge sentiment performed poorly given credit spread volatility. Within fundamental stock selection metrics, more value-oriented insights detracted as investors focused on the long-term economic impact of shutdowns needed to stop the spread of the coronavirus. This brought into question the future earnings prospects of many value-oriented cyclicals. More traditional value signals, such as those that look to financial statement data to evaluate efficient asset use, also struggled given the backdrop.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. The Fund added a new signal that uses the investment adviser’s existing library of insights to create bespoke allocation models at the individual stock level. This builds upon earlier machine-learned capabilities developed by the investment adviser. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as “work from home.”

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock Advantage ESG U.S. Equity Fund

Describe portfolio positioning at period end.

The Fund remained largely sector neutral relative to the Russell 3000® Index. At period end, the Fund has slight overweight positions in utilities and information technology and slight underweights in health care and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities, which include common stock, preferred stock and convertible securities.

(c)	A float-adjusted, market capitalization-weighted index of the 3,000 largest U.S. companies based on total market capitalization that represents about 98% of the investable U.S. equity market.
(d)	Commencement of operations.

Performance Summary for the Period Ended May 31, 2020

		Average Annual Total Returns (a)
		1 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.91)%	12.16%	N/A	11.71%	N/A
Investor A	(2.05)	11.89	6.01%	11.43	10.15%
Investor C	(2.35)	11.11	10.11	10.62	10.62
Class K	(1.88)	12.20	N/A	11.76	N/A
Russell 3000® Index	(2.91)	11.46	N/A	11.25	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on October 5, 2015.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value 12/01/19	Ending Account Value 05/31/20	Expenses Paid During the Period (a)	Beginning Account Value 12/01/19	Ending Account Value 05/31/20	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$980.90	$2.72	$1,000.00	$1,022.25	$2.78	0.55%
Investor A	1,000.00	979.50	3.96	1,000.00	1,021.00	4.04	0.80
Investor C	1,000.00	976.50	7.66	1,000.00	1,017.25	7,82	1.55
Class K	1,000.00	981.20	2.48	1,000.00	1,022.50	2.53	0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of May 31, 2020 (continued)	BlackRock Advantage ESG U.S. Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
Microsoft Corp.	5%
Apple, Inc.	5
Amazon.com, Inc.	4
Alphabet, Inc.	2
NVIDIA Corp.	2
Cisco Systems, Inc.	1
Facebook, Inc.	1
Costco Wholesale Corp.	1
Home Depot, Inc.	1
Adobe, Inc.	1

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector (b)	Percent of Net Assets
Information Technology	25%
Health Care	14
Consumer Discretionary	11
Financials	10
Industrials	9
Communication Services	9
Consumer Staples	6
Utilities	4
Real Estate	3
Short-Term Securities	3
Materials	3
Energy	3
Liabilities in Excess of Other Assets	—	(c)

(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Represents less than 1% of Net Assets.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on December 1, 2019 and held through May 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments May 31, 2020	BlackRock Advantage ESG U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.6%

Aerospace & Defense — 0.3%
Curtiss-Wright Corp.	192	$19,258
HEICO Corp.	196	19,749
HEICO Corp., Class A	348	29,214
Huntington Ingalls Industries, Inc.	130	25,986
L3Harris Technologies, Inc.	895	178,508
Mercury Systems, Inc.(a)	236	21,087
Teledyne Technologies, Inc.(a)	152	56,866

		350,668

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	2,217	179,865
Echo Global Logistics, Inc.(a)	2,558	52,951
Expeditors International of Washington, Inc.	6,061	462,879
Hub Group, Inc., Class A(a)	1,938	90,640

		786,335

Airlines — 0.2%
Delta Air Lines, Inc.(a)	7,667	193,285
Hawaiian Holdings, Inc.(a)	4,835	69,769

		263,054

Auto Components — 0.3%
Aptiv PLC(a)	2,343	176,545
BorgWarner, Inc.	2,486	79,925
Modine Manufacturing Co.(a)	16,060	85,921

		342,391

Automobiles — 0.3%
Tesla, Inc.(a)	524	437,540

Banks — 2.5%
Associated Banc-Corp	3,358	47,046
Bank of America Corp.	12,245	295,349
Bank of Hawaii Corp.	458	29,463
BOK Financial Corp.	2,049	104,376
Citigroup, Inc.	7,994	382,993
Citizens Financial Group, Inc.	19,829	477,879
Comerica, Inc.	2,824	102,652
Credicorp Ltd.	755	104,054
Cullen/Frost Bankers, Inc.	3,647	277,063
First Republic Bank	339	36,670
Investors Bancorp, Inc.	5,262	45,674
JPMorgan Chase & Co.	2,459	239,285
KeyCorp	10,105	119,744
People’s United Financial, Inc.	3,960	45,342
Pinnacle Financial Partners, Inc.	1,062	42,321
PNC Financial Services Group, Inc.	1,731	197,403
Regions Financial Corp.	9,248	104,595
Webster Financial Corp.	3,443	97,437
Wintrust Financial Corp.	2,875	121,785
Zions Bancorp. NA	9,873	324,871

		3,196,002

Beverages — 1.3%
Coca-Cola European Partners PLC	3,775	142,318
Keurig Dr Pepper, Inc.	3,360	93,811
PepsiCo, Inc.	10,931	1,437,973

		1,674,102

Biotechnology — 3.6%
AbbVie, Inc.	10,422	965,807
Amgen, Inc.	5,461	1,254,392
Biogen, Inc.(a)	345	105,946
Gilead Sciences, Inc.	15,316	1,192,044
Halozyme Therapeutics, Inc.(a)	638	15,484
Moderna, Inc.(a)	963	59,224
Regeneron Pharmaceuticals, Inc.(a)	322	197,325

Security	Shares	Value

Biotechnology (continued)
Sage Therapeutics, Inc.(a)	1,094	$39,078
Vertex Pharmaceuticals, Inc.(a)(b)	3,047	877,414

		4,706,714

Building Products — 0.6%
Allegion PLC	3,450	343,965
Builders FirstSource, Inc.(a)(b)	4,318	89,858
Lennox International, Inc.	705	150,757
Masco Corp.	3,719	173,491

		758,071

Capital Markets — 2.9%
Ameriprise Financial, Inc.	2,893	405,222
Bank of New York Mellon Corp.	9,507	353,375
Charles Schwab Corp.	5,533	198,690
CME Group, Inc.	2,087	381,086
E*Trade Financial Corp.	1,517	69,084
Invesco Ltd.	23,909	190,555
Janus Henderson Group PLC	8,050	173,558
Morgan Stanley	11,898	525,892
Northern Trust Corp.	2,536	200,369
Pzena Investment Management, Inc., Class A	4,093	16,699
S&P Global, Inc.	2,045	664,666
State Street Corp.	1,935	117,958
T. Rowe Price Group, Inc.	3,444	416,380
TD Ameritrade Holding Corp.	1,191	44,389
Virtus Investment Partners, Inc.	418	38,866

		3,796,789

Chemicals — 2.3%
Axalta Coating Systems Ltd.(a)(b)	6,505	150,331
Ecolab, Inc.	5,862	1,246,144
FMC Corp.	4,613	453,965
HB Fuller Co.	12,149	457,045
Mosaic Co.	3,614	43,693
Scotts Miracle-Gro Co.	2,163	308,379
Trinseo SA	6,997	143,998
Valvoline, Inc.	6,244	114,578

		2,918,133

Commercial Services & Supplies — 0.2%
IAA, Inc.(a)	1,224	50,184
KAR Auction Services, Inc.(a)	1,819	26,103
MSA Safety, Inc.	408	48,528
SP Plus Corp.(a)	1,047	21,327
Steelcase, Inc., Class A	7,757	89,826
UniFirst Corp.	210	37,758

		273,726

Communications Equipment — 1.5%
Cisco Systems, Inc.	40,176	1,921,216

Construction & Engineering — 0.4%
EMCOR Group, Inc.	5,830	370,497
Jacobs Engineering Group, Inc.(b)	2,120	178,122

		548,619

Construction Materials — 0.1%
US Concrete, Inc.(a)	4,072	84,942

Consumer Finance — 1.1%
Ally Financial, Inc.	29,990	523,026
American Express Co.	7,471	710,268
Discover Financial Services	805	38,246
Synchrony Financial	7,177	146,195

		1,417,735

Containers & Packaging — 0.3%
AptarGroup, Inc.	2,096	233,473

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage ESG U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Ball Corp.	1,669	$118,933

		352,406

Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc.(a)(b)	3,425	383,189
Carriage Services, Inc.	8,127	152,137
frontdoor, Inc.(a)	2,297	104,858
Graham Holdings Co., Class B	409	146,516
Laureate Education, Inc., Class A(a)	3,593	34,960
Service Corp. International	2,526	99,600
WW International, Inc.(a)	3,973	94,955

		1,016,215

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(a)	2,754	511,087
Equitable Holdings, Inc.	5,853	111,851
FactSet Research Systems, Inc.	956	293,980
Morningstar, Inc.	135	20,698
On Deck Capital, Inc.(a)	80	60

		937,676

Diversified Telecommunication Services — 1.4%
8x8, Inc.(a)	8,811	128,112
AT&T, Inc.	18,679	576,434
Cincinnati Bell, Inc.(a)	2	30
Verizon Communications, Inc.	17,872	1,025,495
Vonage Holdings Corp.(a)	4,786	46,089

		1,776,160

Electric Utilities — 3.0%
Avangrid, Inc.	18,421	819,366
Eversource Energy	12,514	1,047,422
Exelon Corp.	17,659	676,516
IDACORP, Inc.	5,639	525,724
NextEra Energy, Inc.	2,517	643,244
Pinnacle West Capital Corp.	2,353	183,299

		3,895,571

Electrical Equipment — 0.7%
Acuity Brands, Inc.	645	55,567
Generac Holdings, Inc.(a)	285	31,712
Hubbell, Inc.	1,317	161,227
Rockwell Automation, Inc.	2,938	635,078

		883,584

Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc.	23,569	642,019
Insight Enterprises, Inc.(a)(b)	807	41,367
National Instruments Corp.	2,058	79,686
Tech Data Corp.(a)	146	19,891

		782,963

Energy Equipment & Services — 0.5%
Baker Hughes Co.	11,430	188,709
National Oilwell Varco, Inc.(a)	6,672	83,200
Schlumberger Ltd.	15,015	277,327
TechnipFMC PLC	11,807	87,372
Transocean Ltd.(a)	1	1

		636,609

Entertainment — 0.6%
Electronic Arts, Inc.(a)	243	29,860
Netflix, Inc.(a)	1,766	741,243

		771,103

Equity Real Estate Investment Trusts (REITs) — 3.3%
American Tower Corp.	832	214,797
Boston Properties, Inc.	7,257	623,957
Equity Residential	20,097	1,217,074

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Healthpeak Properties, Inc.	6,376	$157,105
Iron Mountain, Inc.	3,376	86,966
Kilroy Realty Corp.	688	39,298
Macerich Co.	738	5,029
Outfront Media, Inc.(a)	1,781	25,005
Park Hotels & Resorts, Inc.(a)	2,226	21,882
Prologis, Inc.	8,676	793,854
QTS Realty Trust, Inc., Class A	368	25,245
Regency Centers Corp.	7,376	315,619
SBA Communications Corp.	1,606	504,493
Welltower, Inc.	3,327	168,579

		4,198,903

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	5,491	1,693,809
Performance Food Group Co.(a)	593	15,803

		1,709,612

Food Products — 1.5%
General Mills, Inc.	15,450	973,968
Hershey Co.	4,283	581,117
Kellogg Co.	4,079	266,400
Lamb Weston Holdings, Inc.	1,178	70,751
McCormick & Co., Inc.	93	16,290

		1,908,526

Gas Utilities — 0.2%
UGI Corp.	10,064	320,438

Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	2,534	240,527
Danaher Corp.	886	147,617
DENTSPLY SIRONA, Inc.	1,096	50,986
DexCom, Inc.(a)	129	48,802
Edwards Lifesciences Corp.(a)	3,417	767,868
Globus Medical, Inc., Class A(a)(b)	1,125	61,481
Haemonetics Corp.(a)	1,110	121,745
Hill-Rom Holdings, Inc.	614	62,425
Hologic, Inc.(a)	2,651	140,503
IDEXX Laboratories, Inc.(a)(b)	1,734	535,598
Shockwave Medical, Inc.(a)	1,651	72,661
Stryker Corp.	432	84,555
Varian Medical Systems, Inc.(a)(b)	486	58,996
West Pharmaceutical Services, Inc.	557	120,334

		2,514,098

Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	3,566	339,982
AMN Healthcare Services, Inc.(a)(b)	1,914	84,905
Anthem, Inc.	1,191	350,285
Brookdale Senior Living, Inc.(a)	8,724	31,930
Cardinal Health, Inc.	12,491	683,133
Cigna Corp.(a)(b)	426	84,058
CVS Health Corp.	6,163	404,108
Henry Schein, Inc.(a)(b)	1,649	100,127
Humana, Inc.	367	150,709
Magellan Health, Inc.(a)(b)	1,152	86,389
McKesson Corp.	3,109	493,305
Patterson Cos., Inc.	1,048	20,635
Select Medical Holdings Corp.(a)(b)	5,073	81,878
UnitedHealth Group, Inc.	4,736	1,443,770

		4,355,214

Health Care Technology — 0.8%
Allscripts Healthcare Solutions, Inc.(a)(b)	17,291	109,279
Cerner Corp.	4,235	308,732
Teladoc Health, Inc.(a)	1,004	174,756

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage ESG U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Veeva Systems, Inc., Class A(a)	2,098	$459,189

		1,051,956

Hotels, Restaurants & Leisure — 1.6%
Chipotle Mexican Grill, Inc.(a)	272	273,063
Darden Restaurants, Inc.(a)	2,036	156,487
Dave & Buster’s Entertainment, Inc.(a)	1,282	16,910
Dine Brands Global, Inc.(a)	2,288	103,852
Domino’s Pizza, Inc.	1,094	422,109
Extended Stay America, Inc.	10,938	125,787
Marriott Vacations Worldwide Corp.(a)	684	61,444
McDonald’s Corp.	2,083	388,104
Vail Resorts, Inc.	1,106	219,353
Wingstop, Inc.(b)	1,318	160,730
Wyndham Destinations, Inc.	5,372	170,830

		2,098,669

Household Products — 2.0%
Clorox Co.	4,223	870,994
Colgate-Palmolive Co.	5,465	395,283
Procter & Gamble Co.	11,787	1,366,349

		2,632,626

Industrial Conglomerates — 1.3%
BWX Technologies, Inc.	351	21,962
General Electric Co.	29,245	192,140
Honeywell International, Inc.	9,332	1,361,072
Roper Technologies, Inc.	215	84,667

		1,659,841

Insurance — 2.5%
Allstate Corp.	1,066	104,265
American International Group, Inc.	875	26,302
Cincinnati Financial Corp.	1,115	65,729
First American Financial Corp.	2,541	128,295
Hanover Insurance Group, Inc.	440	44,154
Loews Corp.(b)	536	17,817
Marsh & McLennan Cos., Inc.	3,188	337,673
MetLife, Inc.	1,360	48,974
Principal Financial Group, Inc.	2,719	105,008
Progressive Corp.	1,098	85,293
Prudential Financial, Inc.	18,692	1,139,464
Reinsurance Group of America, Inc.	319	28,949
Travelers Cos., Inc.	8,622	922,382
Willis Towers Watson PLC	539	109,363

		3,163,668

Interactive Media & Services — 5.1%
Alphabet, Inc., Class A(a)	2,043	2,928,681
Alphabet, Inc., Class C(a)(b)	1,258	1,797,581
Facebook, Inc., Class A(a)	7,694	1,731,843
Twitter, Inc.(a)	3,875	120,009

		6,578,114

Internet & Direct Marketing Retail — 4.5%
Amazon.com, Inc.(a)	2,168	5,295,058
eBay, Inc.	5,899	268,641
Etsy, Inc.(a)	765	61,950
GrubHub, Inc.(a)(b)	2,638	149,680
Lands’ End, Inc.(a)	4,419	27,751

		5,803,080

IT Services — 4.8%
Accenture PLC, Class A	7,292	1,470,213
Automatic Data Processing, Inc.	8,519	1,247,948
Fiserv, Inc.(a)	787	84,028
Jack Henry & Associates, Inc.	160	28,938
Mastercard, Inc., Class A	2,403	723,039

Security	Shares	Value

IT Services (continued)
Paychex, Inc.	4,662	$336,969
PayPal Holdings, Inc.(a)	8,889	1,377,884
Teradata Corp.(a)	4,734	101,355
Visa, Inc., Class A	4,130	806,341

		6,176,715

Leisure Products — 0.0%
YETI Holdings, Inc.(a)(b)	1,213	38,937

Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	2,321	204,573
IQVIA Holdings, Inc.(a)	1,493	223,233
Mettler-Toledo International, Inc.(a)	354	281,430
PRA Health Sciences, Inc.(a)(b)	761	78,763
Thermo Fisher Scientific, Inc.	178	62,156
Waters Corp.(a)	1,795	358,731

		1,208,886

Machinery — 2.9%
Cummins, Inc.	2,909	493,366
Deere & Co.	1,555	236,546
Graco, Inc.	405	19,525
Illinois Tool Works, Inc.	5,834	1,006,132
ITT, Inc.	2,556	147,481
Oshkosh Corp.	8,639	620,453
Snap-on, Inc.	569	73,794
Trane Technologies PLC	921	83,083
Valmont Industries, Inc.	340	38,760
Woodward, Inc.(b)	1,436	98,481
Xylem, Inc.(b)	14,493	961,466

		3,779,087

Media — 1.6%
Cable One, Inc.	70	132,082
Comcast Corp., Class A	9,747	385,981
Discovery, Inc., Class A(a)	6,482	140,983
Discovery, Inc., Class C(a)	1,525	29,875
Gray Television, Inc.(a)(b)	2,288	31,895
Liberty Global PLC, Class A(a)	4,534	96,302
New York Times Co., Class A	2,518	98,781
Nexstar Media Group, Inc., Class A	208	17,328
Omnicom Group, Inc.	1,473	80,706
Sirius XM Holdings, Inc.(b)	80,869	470,658
TEGNA, Inc.	20,066	235,174
Walt Disney Co.	3,401	398,937

		2,118,702

Metals & Mining — 0.5%
Reliance Steel & Aluminum Co.	4,041	391,977
Ryerson Holding Corp.(a)	8,219	41,013
Schnitzer Steel Industries, Inc., Class A	9,318	146,293
Steel Dynamics, Inc.	729	19,362

		598,645

Multi-Utilities — 0.6%
CMS Energy Corp.	4,045	236,956
Consolidated Edison, Inc.	7,137	535,703

		772,659

Multiline Retail — 0.4%
Dollar General Corp.	653	125,056
Target Corp.	3,026	370,171

		495,227

Oil, Gas & Consumable Fuels — 1.9%
Apache Corp.	3,661	39,502
Approach Resources, Inc.(a)	39	—
Cheniere Energy, Inc.(a)(b)	2,262	100,320
Chevron Corp.	5,424	497,381

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage ESG U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	6,728	$283,787
Delek US Holdings, Inc.	2,794	54,958
Devon Energy Corp.	12,218	132,077
EOG Resources, Inc.	6,391	325,749
Hess Corp.	2,477	117,583
Kosmos Energy Ltd.(a)	21,905	39,867
Marathon Oil Corp.(a)	5,095	27,207
Noble Energy, Inc.	5,164	45,082
ONEOK, Inc.	2,264	83,066
Ovintiv, Inc.	3,632	27,930
Par Pacific Holdings, Inc.(a)	2,184	20,289
PBF Energy, Inc., Class A(a)	4,170	44,285
Phillips 66	2,044	159,964
Valero Energy Corp.	7,551	503,199

		2,502,246

Paper & Forest Products — 0.3%
Boise Cascade Co.	12,326	419,454

Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	14,917	890,843
Eli Lilly & Co.	3,657	559,338
Intersect ENT, Inc.(a)	1,609	17,940
Johnson & Johnson	5,448	810,390
Merck & Co., Inc.	10,021	808,895
Supernus Pharmaceuticals, Inc.(a)	2,545	61,386
Theravance Biopharma, Inc.(a)	1,064	26,866
Zoetis, Inc.	7,564	1,054,346

		4,230,004

Professional Services — 0.4%
ICF International, Inc.	506	33,184
IHS Markit Ltd.	3,048	211,714
Insperity, Inc.	367	19,025
Kelly Services, Inc., Class A(a)	1,419	21,271
Robert Half International, Inc.	4,484	227,518
TriNet Group, Inc.(a)	1,063	57,115

		569,827

Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(a)(b)	6,181	271,841
Marcus & Millichap, Inc.(a)	1,255	34,600

		306,441

Road & Rail — 0.6%
AMERCO	433	139,642
Landstar System, Inc.	3,419	397,493
Ryder System, Inc.	4,376	149,922
Schneider National, Inc., Class B	2,075	50,153
Uber Technologies, Inc.(a)	2,242	81,429

		818,639

Semiconductors & Semiconductor Equipment — 3.8%
Advanced Micro Devices, Inc.(a)	3,249	174,796
Analog Devices, Inc.	1,892	213,701
Applied Materials, Inc.(b)	8,821	495,564
Cirrus Logic, Inc.(a)	3,272	237,155
Intel Corp.	24,890	1,566,328
Lam Research Corp.	138	37,766
NVIDIA Corp.	5,726	2,032,845
Silicon Laboratories, Inc.(a)	802	75,115
Xilinx, Inc.	734	67,491

		4,900,761

Software — 9.6%
Adobe, Inc.(a)	4,119	1,592,405
Atlassian Corp. PLC, Class A(a)	1,180	218,654
Autodesk, Inc.(a)(b)	1,451	305,261

Security	Shares	Value

Software (continued)
Box, Inc., Class A(a)(b)	7,391	$147,672
Cadence Design Systems, Inc.(a)(b)	2,720	248,309
Citrix Systems, Inc.	1,341	198,629
Cloudflare, Inc., Class A(a)	4,367	126,949
DocuSign, Inc.(a)	1,628	227,497
HubSpot, Inc.(a)	811	162,151
Intuit, Inc.	3,004	872,121
Microsoft Corp.	32,466	5,949,395
RingCentral, Inc., Class A(a)	807	221,320
salesforce.com, Inc.(a)	5,679	992,632
ServiceNow, Inc.(a)	691	268,060
Slack Technologies, Inc., Class A(a)	3,927	137,641
Smartsheet, Inc., Class A(a)	2,560	147,610
SVMK, Inc.(a)	1,005	20,251
Workday, Inc., Class A(a)	615	112,809
Zendesk, Inc.(a)	1,984	170,128
Zoom Video Communications, Inc., Class A(a)	736	132,097
Zscaler, Inc.(a)	1,963	192,551

		12,444,142

Specialty Retail — 2.2%
American Eagle Outfitters, Inc.	17,040	156,086
Best Buy Co., Inc.	3,075	240,127
Home Depot, Inc.	6,764	1,680,719
Lowe’s Cos., Inc.	4,224	550,598
Michaels Cos., Inc.(a)	24,039	92,791
Tiffany & Co.	542	69,446

		2,789,767

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.(b)	18,649	5,929,263
Hewlett Packard Enterprise Co.	3,125	30,344
HP, Inc.	6,580	99,621

		6,059,228

Textiles, Apparel & Luxury Goods — 0.7%
Deckers Outdoor Corp.(a)	189	34,498
Levi Strauss & Co., Class A	11,834	159,641
Lululemon Athletica, Inc.(a)(b)	1,391	417,432
NIKE, Inc., Class B	2,728	268,926
VF Corp.	914	51,276

		931,773

Thrifts & Mortgage Finance — 0.3%
Federal Agricultural Mortgage Corp., Class C	1,526	97,862
LendingTree, Inc.(a)	491	127,670
MGIC Investment Corp.	13,578	111,476
New York Community Bancorp, Inc.	7,682	77,204

		414,212

Trading Companies & Distributors — 0.5%
GATX Corp.	2,884	180,942
SiteOne Landscape Supply, Inc.(a)	779	82,815
W.W. Grainger, Inc.	1,125	348,323

		612,080

Water Utilities — 0.1%
American Water Works Co., Inc.	653	82,931

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(a)	3,047	96,011

Total Common Stocks — 96.6% (Cost — $106,424,589)		124,889,443

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage ESG U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights — 0.0%

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., (Expires 03/31/21)(a)	2,252	$7,409

Total Rights — 0.0% (Cost — $4,797)		7,409

Total Long-Term Investments — 96.6% (Cost — $106,429,386)		124,896,852

Short-Term Securities — 3.5%
SL Liquidity Series, LLC, Money Market Series, 0.63%(c)(d)(e)	4,498,856	4,503,354

Total Short-Term Securities — 3.5% (Cost — $4,503,146)		4,503,354

Total Investments — 100.1% (Cost — $110,932,532)		129,400,206

Liabilities in Excess of Other Assets — (0.1)%		(181,459)

Net Assets — 100.0%		$129,218,747

(a)	Non-income producing security.
(b)	All or a portion of this security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(e)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 05/31/19	Shares Purchased		Shares Sold		Shares Held at 05/31/20	Value at 05/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	534,478	—		(534,478	)(c)	—	$—	$17,938		$2	$—
SL Liquidity Series, LLC, Money Market Series	806,742	3,692,114	(c)	—		4,498,856	4,503,354	10,133	(d)	(249)	202

							$4,503,354	$28,071		$(247)	$202

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents net shares purchased (sold).
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	62	06/19/20	$ 4,318	$529,158

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage ESG U.S. Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$529,158	$—	$—	$—	$529,158

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(443,162)	$—	$—	$—	$(443,162)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$552,569	$—	$—	$—	$552,569

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,971,878

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):
Common Stocks	$124,889,443	$—	$—	$124,889,443
Rights	7,409	—	—	7,409

Subtotal	$124,896,852	$—	$—	$124,896,852

Investments Valued at NAV(b)				4,503,354

Total Investments				$129,400,206

Derivative Financial Instruments(c)
Assets:
Equity contracts	$529,158	$—	$—	$529,158

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities

May 31, 2020

BlackRock Advantage ESG U.S. Equity Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $4,450,196) (cost — $106,429,386)	$124,896,852
Investments at value — affiliated (cost — $4,503,146)	4,503,354
Cash pledged for futures contracts	401,000
Receivables:
Investments sold	8,027,584
Securities lending income — affiliated	1,452
Capital shares sold	307,016
Dividends — affiliated	304
Dividends — unaffiliated	214,606
Prepaid expenses	29,057

Total assets	138,381,225

LIABILITIES
Bank overdraft	956,556
Cash collateral on securities loaned at value	4,503,324
Payables:
Investments purchased	3,321,756
Administration fees	9,550
Capital shares redeemed	159,631
Investment advisory fees	51,628
Trustees’ and Officer’s fees	1,147
Other accrued expenses	105,507
Service and distribution fees	8,772
Variation margin on futures contracts	44,607

Total liabilities	9,162,478

NET ASSETS	$129,218,747

NET ASSETS CONSIST OF
Paid-in capital	$117,063,616
Accumulated earnings	12,155,131

NET ASSETS	$129,218,747

NET ASSET VALUE
Institutional — Based on net assets of $102,475,338 and 7,450,638 shares outstanding, Unlimited number of shares authorized, $0.001 par value	$13.75

Investor A — Based on net assets of $19,029,838 and 1,388,875 shares outstanding, Unlimited number of shares authorized, $0.001 par value	$13.70

Investor C — Based on net assets of $6,081,542 and 449,318 shares outstanding, Unlimited number of shares authorized, $0.001 par value	$13.54

Class K — Based on net assets of $1,632,029 and 118,579 shares outstanding, Unlimited number of shares authorized, $0.001 par value	$13.76

See notes to financial statements.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended May 31, 2020

BlackRock Advantage ESG U.S. Equity Fund

INVESTMENT INCOME
Dividends — affiliated	$17,938
Dividends — unaffiliated	1,904,324
Interest — unaffiliated	361
Securities lending income — affiliated — net	10,133
Foreign taxes withheld	(541)

Total investment income	1,932,215

EXPENSES
Investment advisory	415,820
Professional	98,573
Service and distribution — class specific	81,817
Registration	69,217
Transfer agent — class specific	58,771
Administration	44,181
Printing	36,521
Accounting services	32,653
Custodian	25,674
Administration — class specific	20,791
Trustees and Officer	9,941
Miscellaneous	17,375

Total expenses	911,334
Less:
Fees waived and/or reimbursed by the Manager	(229,865)
Administration fees waived	(258)
Administration fees waived — class specific	(17,762)
Transfer agent fees waived and/or reimbursed — class specific	(10,317)

Total expenses after fees waived and/or reimbursed	653,132

Net investment income	1,279,083

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	2
Futures contracts	(443,162)
Investments — affiliated	(249)
Investments — unaffiliated	(4,273,116)

(4,716,525)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	552,569
Investments — affiliated	202
Investments — unaffiliated	12,137,344

12,690,115

Net realized and unrealized gain	7,973,590

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,252,673

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statement of Changes in Net Assets

	BlackRock Advantage ESG U.S. Equity Fund
	Year Ended May 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,279,083	$860,078
Net realized gain (loss)	(4,716,525)	848,678
Net change in unrealized appreciation (depreciation)	12,690,115	(780,227)

Net increase in net assets resulting from operations	9,252,673	928,529

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,266,825)	(3,923,741)
Investor A	(399,479)	(462,729)
Investor C	(89,955)	(141,273)
Class K	(18,812)	(19,826)

Decrease in net assets resulting from distributions to shareholders	(2,775,071)	(4,547,569)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	48,554,399	20,067,406

NET ASSETS
Total increase in net assets	55,032,001	16,448,366
Beginning of year	74,186,746	57,738,380

End of year	$129,218,747	$74,186,746

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage ESG U.S. Equity Fund

	Institutional
	Year Ended May 31,				Period from 10/05/15 (a) to 05/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$12.64	$13.33	$12.07	$10.49	$10.00

Net investment income(b)	0.18	0.18	0.17	0.15	0.11
Net realized and unrealized gain	1.35	0.13	1.79	1.74	0.45

Net increase from investment operations	1.53	0.31	1.96	1.89	0.56

Distributions(c)
From net investment income	(0.16)	(0.17)	(0.16)	(0.17)	(0.06)
From net realized gain	(0.26)	(0.83)	(0.54)	(0.14)	(0.01)

Total distributions	(0.42)	(1.00)	(0.70)	(0.31)	(0.07)

Net asset value, end of period	$13.75	$12.64	$13.33	$12.07	$10.49

Total Return(d)
Based on net asset value	12.16%	2.36%	16.74%	18.35%	5.59	%(e)

Ratios to Average Net Assets
Total expenses	0.79%	0.95%	1.10%	1.63%	1.91	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.55%	0.55%	0.54%	0.57%	0.64	%(f)(g)

Net investment income	1.31%	1.41%	1.32%	1.37%	1.64	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$102,475	$59,344	$49,872	$30,844	$21,080

Portfolio turnover rate	159%	149%	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.42%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage ESG U.S. Equity Fund (continued)

	Investor A

	Year Ended May 31,				Period from 10/05/15 (a) to 05/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$12.60	$13.29	$12.05	$10.48	$10.00

Net investment income(b)	0.14	0.15	0.14	0.14	0.09
Net realized and unrealized gain	1.35	0.13	1.77	1.72	0.45

Net increase from investment operations	1.49	0.28	1.91	1.86	0.54

Distributions(c)
From net investment income	(0.13)	(0.14)	(0.13)	(0.15)	(0.05)
From net realized gain	(0.26)	(0.83)	(0.54)	(0.14)	(0.01)

Total distributions	(0.39)	(0.97)	(0.67)	(0.29)	(0.06)

Net asset value, end of period	$13.70	$12.60	$13.29	$12.05	$10.48

Total Return(d)
Based on net asset value	11.89%	2.13%	16.38%	18.04%	5.44	%(e)

Ratios to Average Net Assets
Total expenses	1.08%	1.23%	1.42%	1.84%	2.21	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.80%	0.80%	0.80%	0.82%	0.89	%(f)(g)

Net investment income	1.06%	1.17%	1.06%	1.22%	1.40	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$19,030	$11,052	$5,881	$3,194	$307

Portfolio turnover rate	159%	149%	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.70%.

See notes to financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage ESG U.S. Equity Fund (continued)

	Investor C

	Year Ended May 31,				Period from 10/05/15 (a) to 05/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$12.46	$13.17	$11.98	$10.45	$10.00

Net investment income(b)	0.04	0.05	0.04	0.06	0.04
Net realized and unrealized gain	1.34	0.13	1.76	1.71	0.45

Net increase from investment operations	1.38	0.18	1.80	1.77	0.49

Distributions(c)
From net investment income	(0.04)	(0.06)	(0.07)	(0.10)	(0.03)
From net realized gain	(0.26)	(0.83)	(0.54)	(0.14)	(0.01)

Total distributions	(0.30)	(0.89)	(0.61)	(0.24)	(0.04)

Net asset value, end of period	$13.54	$12.46	$13.17	$11.98	$10.45

Total Return(d)
Based on net asset value	11.11%	1.38%	15.45%	17.24%	4.92	%(e)

Ratios to Average Net Assets
Total expenses	1.83%	2.01%	2.25%	2.46%	3.27	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.55%	1.55%	1.55%	1.54%	1.64	%(f)(g)

Net investment income	0.30%	0.42%	0.30%	0.53%	0.64	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$6,082	$3,453	$1,722	$756	$26

Portfolio turnover rate	159%	149%	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.78%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage ESG U.S. Equity Fund (continued)

	Class K

	Year Ended May 31,				Period from 03/28/16 (a) to 05/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$12.65	$13.33	$12.08	$10.49	$10.10

Net investment income(b)	0.18	0.19	0.17	0.16	0.03
Net realized and unrealized gain	1.36	0.14	1.78	1.74	0.36

Net increase from investment operations	1.54	0.33	1.95	1.90	0.39

Distributions(c)
From net investment income	(0.17)	(0.18)	(0.16)	(0.17)	—
From net realized gain	(0.26)	(0.83)	(0.54)	(0.14)	—

Total distributions	(0.43)	(1.01)	(0.70)	(0.31)	—

Net asset value, end of period	$13.76	$12.65	$13.33	$12.08	$10.49

Total Return(d)
Based on net asset value	12.20%	2.48%	16.67%	18.47%	3.86	%(e)

Ratios to Average Net Assets
Total expenses	0.74%	0.93%	1.09%	1.68%	1.27	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.50%	0.50%	0.50%	0.55%	0.60	%(g)(h)

Net investment income	1.38%	1.46%	1.36%	1.39%	1.81	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$1,632	$338	$264	$239	$208

Portfolio turnover rate	159%	149%	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.53%.

See notes to financial statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Advantage ESG U.S. Equity Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On September 18, 2019, the Board of Trustees of the Trust (“the Board”) approved a change in the name of the BlackRock Impact U.S. Equity Fund, effective as of December 2, 2019, to BlackRock Advantage ESG U.S. Equity Fund.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2020, certain investments of the Fund were fair valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value,

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,956,640	$(1,956,640)	$—
Credit Suisse Securities (USA) LLC	1,981,502	(1,981,502)	—
Deutsche Bank Securities, Inc.	82,194	(82,194)	—
State Street Bank & Trust Company	429,860	(429,860)	—

	$4,450,196	$(4,450,196)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38
$3 Billion — $5 Billion	0.36
$5 Billion — $10 Billion	0.35
Greater than $10 Billion	0.34

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fees	0.25%	0.25%
Distribution Fees	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$37,323	$44,494	$81,817

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$16,717	$2,986	$890	$198	$20,791

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$152	$361	$124	$6	$643

For the year ended May 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$41,684	$13,268	$3,673	$146	$58,771

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other Fees: For the year ended May 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares was $4,777.

For the year ended May 31, 2020, affiliates received CDSCs as follows:

Investor A	Investor C	Total
$3,910	$1,579	$5,489

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2020, the amount waived was $1,290.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.55%
Investor A	0.80
Investor C	1.55
Class K	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2020, the amounts included in the Statement of Operations were as follows:

Fees waived and/or reimbursed by the Manager	$228,575
Administration fees waived	258

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended May 31, 2020, the class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees waived — class specific	$13,688	$2,986	$890	$198	$17,762
Transfer Agent Fees Waived and/or Reimbursed — class specific	2,919	5,806	1,447	145	10,317

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective October 5, 2022, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

As of May 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2021	2022
Fund Level	$244,945	$228,833
Institutional	6,797	16,607
Investor A	2,918	8,792
Investor C	1,837	2,337
Class K	101	343

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on May 31, 2020:

Fund Level	$261,698
Institutional	1,335
Investor A	2,176
Investor C	1,479
Class K	79

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, the Fund retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2020, the Fund paid BIM $3,326 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended May 31, 2020, purchases and sales of investments, excluding short-term securities, were $206,320,413 and $162,564,362, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	05/31/20	05/31/19
Ordinary income	$1,141,565	$2,751,691
Long-term capital gains	1,633,506	1,795,878

	$2,775,071	$4,547,569

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$618,119
Net unrealized gains(a)	14,839,285
Qualified late-year losses(b)	(3,302,273)

$12,155,131

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income, and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$114,568,882

Gross unrealized appreciation	21,885,439
Gross unrealized depreciation	(7,054,115)

Net unrealized appreciation	$14,831,324

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/20		Year Ended 05/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,799,898	$77,297,492	2,340,835	$30,234,319
Shares issued in reinvestment of distributions	96,259	1,329,012	141,628	1,804,788
Shares redeemed	(3,140,786)	(40,630,065)	(1,529,220)	(19,497,921)

Net increase	2,755,371	$37,996,439	953,243	$12,541,186

Investor A
Shares sold and automatic conversion of shares	718,258	$9,656,355	555,918	$7,041,837
Shares issued in reinvestment of distributions	24,021	330,646	25,908	328,484
Shares redeemed	(230,664)	(3,024,441)	(147,086)	(1,801,706)

Net increase	511,615	$6,962,560	434,740	$5,568,615

Investor C
Shares sold	227,388	$2,974,394	157,553	$2,005,059
Shares issued in reinvestment of distributions	6,343	86,451	10,895	137,227
Shares redeemed and automatic conversion of shares	(61,545)	(809,446)	(22,020)	(275,808)

Net increase	172,186	$2,251,399	146,428	$1,866,478

Class K
Shares sold	162,361	$2,247,953	6,924	$91,186
Shares issued in reinvestment of distributions	741	10,285	—	—
Shares redeemed	(71,244)	(914,237)	(5)	(59)

Net increase	91,858	$1,344,001	6,919	$91,127

Total Net Increase	3,531,030	$48,554,399	1,541,330	$20,067,406

As of May 31, 2020, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 1,277,365 Institutional Shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage ESG U.S. Equity Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage ESG U.S. Equity Fund (formerly, BlackRock Impact U.S. Equity Fund) of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period ended May 31, 2020 and for the period from October 5, 2015 (commencement of operations) through May 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ended May 31, 2020 and for the period from October 5, 2015 (commencement of operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (Unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended May 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends- Received Deduction
BlackRock Advantage ESG U.S. Equity Fund	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2020:

Fund	Qualified Dividend Income
BlackRock Advantage ESG U.S. Equity Fund	$1,648,316

For the fiscal year ended May 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest- Related Dividends
BlackRock Advantage ESG U.S. Equity Fund	$11,889

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended May 31, 2020:

Fund	Federal Obligation Interest
BlackRock Advantage ESG U.S. Equity Fund	$7,186

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended May 31, 2020:

Fund	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
BlackRock Advantage ESG U.S. Equity Fund	$116,440	$1,633,506

IMPORTANT TAX INFORMATION	31

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage ESG U.S. Equity Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return benchmark. The Board noted that for each of the one-year, three-year and since-inception periods reported, the Fund underperformed its total return benchmark. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return benchmark during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	33

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			36 RICs consisting of 153 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 153 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 153 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 153 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 153 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 153 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	35

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 153 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 153 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 153 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 153 Portfolios	None

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 264 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 265 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Manager and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	39

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMP-5/20-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty Henry R. Keizer Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage ESG U.S. Equity Fund (Formerly BlackRock Impact U.S. Equity Fund)	$30,600	$36,924	$0	$0	$13,900	$15,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage ESG U.S. Equity Fund (Formerly BlackRock Impact U.S. Equity Fund)	$13,900	$15,200

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrant – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13	–	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

  Date: August 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

  Date: August 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

  Date: August 4, 2020